SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2002

             CARAUSTAR INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-20646	58-1388387
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3100 Joe Jerkins Boulevard
          Austell, Georgia 30106-3227
(Address of Principal Executive Offices)
(Zip Code)

                                        (770) 948-3101
(Registrant’s Telephone Number, Including Area Code)

                                    Not Applicable
(Former name or address, if changed from last report)

Item 9.  Regulation FD Disclosure.

         On October 29, 2002, Caraustar Industries, Inc. issued a press release announcing its financial results for the third quarter of 2002. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Exhibits.

Exhibit 99.1	Press Release dated October 29, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: October 29, 2002

CARAUSTAR INDUSTRIES, INC.

By:	/s/ Ronald J. Domanico

Ronald J. Domanico

Vice President and Chief Financial Officer